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                                                                  EXHIBIT 10.39


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF CAN BE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SHARES OF COMMON STOCK MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS, IN THE OPINION OF COUNSEL TO THE COMPANY, SUCH REGISTRATION IS NOT THEN REQUIRED.

                This Warrant will be void after January 16, 2001

                                    WARRANT

                     To Purchase Shares of Common Stock of

                       UNIVERSAL SEISMIC ASSOCIATES, INC.

     THIS CERTIFIES THAT, for value received, CALVIN G. COBB, whose address is 16420 Park Ten Place, Suite 300, Houston, Texas 77084-5051 (the "Holder"), is entitled to purchase from UNIVERSAL SEISMIC ASSOCIATES, INC., a Delaware corporation, whose address is 16420 Park Ten Place, Suite 300, Houston, Texas 77084-5051 (the "Company"), at any time from and after the date hereof, and prior to midnight (Houston, Texas time) on January 16, 2001 (the "Exercise Period"), 15,000 fully paid and nonassessable shares of the Company's common stock, $0.0001 par value (the "Common Stock"), at the price of $3.75 per Share ("Share Purchase Price"); subject, however, to the provisions and upon the terms and conditions hereinafter set forth in this Warrant ("Warrant"). The shares of Common Stock deliverable upon exercise of this Warrant shall be referred to hereinafter collectively as the "Shares."

     1. Exercise: Issuance of Certificates; Payment for Shares. The rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time or from time to time during the Exercise Period, upon presentation and surrender of this Warrant to the Company, at its principal office as set forth above, or at such other place as the Company may designate written notice from the Holder stating that the Holder is exercising this Warrant and specifying the number of Shares that the Holder desires to purchase (the "Notice") and accompanied by payment of the applicable Share Purchase Price for each Share so purchased and all federal and state taxes or other governmental charge applicable to such exercise and issuance of the Shares. Such payment shall be made, in cash or by certified, bank or cashier's check, payable to the order of the Company. The Shares so purchased shall be deemed to have been issued to the Holder as of the close of business on the business day next following the date on which this Warrant shall have been surrendered to the Company, along with the Notice and full payment for the Shares purchased. Subject to the provisions of Section 8, certificates for the Shares so purchased and, unless this Warrant shall have expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised, shall be delivered to the Holder within a reasonable time after the Holder has complied with the provisions of this
Section 1.

     2. Restrictions on Exercise or Transfer of Warrant. The Holder may not sell, assign, transfer or hypothecate this Warrant or any interest herein, and any attempt by the Holder to do so


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shall be void, Neither this Warrant nor any interest herein may be sold, assigned, transferred or hypothecated involuntarily or by operation of law. This Warrant and the Exercise Period shall automatically expire and terminate immediately upon the Holder's death.

     3. Reservation of Shares. The Company hereby agrees that at all times during the Exercise Period there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Shares as shall be required for issuance and delivery on exercise of this Warrant.

     4. Loss of Warrant. The Company will execute and deliver a new Warrant of like tenor and date upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (i) in the case of loss, theft or destruction, upon receipt by the Company of indemnity satisfactory to the Company, or (ii) in the case of mutilation, upon presentation, surrender, and cancellation of this Warrant. The Holder shall pay all federal and state taxes or other governmental charge applicable to any issuance of new Warrants under this Section 4.

     5. Rights of the Holder. The Holder shall not, by virtue of this Warrant, be entitled to any rights of a shareholder in the Company, either at law or equity. The rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     6. Adjustment and Other Events.

               (a) Definition. As used in this Section 6, "Stock" shall mean shares of the Company's capital stock of any class, whether now or hereafter authorized, that has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage. As of the date hereof, Stock consists of 20,000,000 authorized shares of the Company's common stock, $0.0001 par value per share.

               (b) Stock Dividend or Distribution. If the Company shall declare any dividend or other distribution upon its outstanding Stock payable in Stock, or shall subdivide its outstanding shares of Stock into a greater number of shares, then, on the effective date of such dividend, distribution or subdivision, the number of Shares that may thereafter be purchased upon the exercise of the rights represented hereby shall be increased in proportion to the increase through such dividend, distribution or subdivision, and the Share Purchase Price shall be decreased in such proportion. In case the Company shall at any time combine the outstanding shares of its Stock into a smaller number of shares, then, on the effective date of such combination, the number of Shares that may thereafter be purchased upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination, and the Share Purchase Price shall be increased in such proportion.

               (c) Notice of Adjustment and Other Events. The Company shall give the Holder notice of any event requiring an adjustment as provided in Subsection 6(b) at least ten days prior to the effective date of such event; provided, however, that failure to give such notice shall not in any way invalidate or otherwise limit or affect the validity or effectiveness of such event.

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               (d)  Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant, and the Company shall have no obligation to make any cash payment with respect thereto.

               (e) Company-Held Stock. The number of shares of Stock of any class at any time outstanding shall include all shares of Stock of that class then owned or held by or for the account of the Company.

          7.   Registration Rights.

               (a) In the event that the Company proposes, at any time during the Exercise Period, to file a registration statement on a general form of registration under the Securities Act of 1933, as amended (the "Securities Act") and relating to shares of Common Stock issued or to be issued by it, then it shall give written notice of such proposal to the Holder and to record owners of any Shares issued hereunder, If, within 10 days after the giving of such notice, the Holder or record owners of any Shares issued or issuable hereunder shall request in writing that this Warrant or any portion of the Shares be included in such proposed registration, the Company will, at its own expense (except as set forth in Section 7(c) hereof), also register such securities as shall have been so requested in writing; provided, however, that the Holder and such owners shall cooperate with the Company in the preparation of such registration statement to the extent required to furnish information concerning the Holder and such owners as the Securities and Exchange Commission or its rules and regulations may require.

               (b) In connection with the filing of a registration statement pursuant to Section 7(a) hereof, the Company shall:

                         (i) notify the Holder and such owners as to the filing thereof and of all amendments thereto filed prior to the effective date of said registration statement;

                         (ii) notify the Holder and such owners, promptly after it shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

                         (iii) prepare and file without expense to the Holder and such owners any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with Section 10(a)(3) of the Securities Act or advisable in connection with the proposed distribution of the Shares by the Holder or such owners; unless the provisions of Section 7(c) are applicable;

                         (iv) take all reasonable steps to qualify the Warrant and the Shares being so registered for sale under the securities or blue sky laws in such reasonable number of states as such registered owners may designate in writing and to register or obtain the approval of any federal or state authority which may be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Company must either qualify


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          to do business or file a general consent to service of process as a condition to the qualification of such securities;

                         (v) notify the Holder and such owners of any stop order suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order;

                         (vi) undertake to keep said registration statement and prospectus effective for a reasonable period of time; and

                         (vii) furnish to the Holder and such owners, as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to the foregoing provisions of this
          Section 7, all in such quantities as such owners may from time to time reasonably request. Upon written request, the Company shall also furnish to each owner, without cost, one set of the exhibits to such registration statement.

               (c) Limitations on Registration. If the Company gives notice pursuant to this Section 7 for the purpose of permitting registration (whether involving an underwritten or other offering) of Shares, the Company shall have the right to determine the aggregate size of the offering and to limit the number of shares to be registered at the request of Holder or any record owners of Shares issued hereunder ("Registrable Stock") pursuant to Section 7(a), including the right to exclude all shares to be to be registered at the request of Holder or any record owners of Registrable Stock if the Company's underwriters or financial advisers determine such exclusion is necessary or advisable to insure a successful offering of the Company securities. If the Company limits the number of (but does not exclude) such Shares, the maximum number of shares to be registered on behalf of any holder of Registrable Stock shall be determined by multiplying the number of shares of Registrable Stock such holder has properly requested be registered by a fraction, the numerator of which shall be the number of shares of Common Stock to be included in such registration by all selling shareholders, and the denominator of which is the number of shares of Common Stock validly requested to be included in such registration by all holders of Common Stock having registration rights. All registration rights with respect to any shares of Registrable Stock shall lapse and terminate at the earlier of (i) such time as such shares have been actually registered once on a registration statement on Form S-3 or S-8, (ii) such time as the holder thereof has had the opportunity to register such shares hereunder and has declined or failed to so register such shares, or (iii) such time as counsel for the Company makes a good faith determination that all of the shares of Registrable Stock may be sold into public markets under Rule 144 promulgated under the Securities Act, or otherwise, in a period of nine months or less and that any restrictive legend set forth on the shares of Registrable Shares pertaining to securities law compliance may be removed. In addition, to the extent that any existing registration rights of the Company conflict with the provisions of this Section 7, the registration rights provided herein shall be subject to any previously granted registration rights with respect to the Company securities and shall be delayed or otherwise equitably subordinated to such prior rights until such prior rights are satisfied.



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               (d)  The Holder and the record owners of any Shares being
registered under this Section 7 agree to pay all of the underwriting discounts and commissions and their own counsel fees with respect to the securities owned by them and being registered.

               (e) The Company agrees to use reasonable efforts to negotiate and enter into a usual and customary appropriate cross-indemnity agreement with any underwriter (as defined in the Securities Act) for the Holder and such registered owners in connection with the filing of a registration statement pursuant to Section 7 hereof.

               (f) The Company agrees to use reasonable efforts to negotiate and enter into a usual and customary appropriate cross-indemnity agreement with the Holder and such registered owners.

               (g) Notwithstanding the provisions of Section 7 hereof, if, at the time of the pendency of any request of the registration of this Warrant or Shares, such securities may be publicly sold by the holder thereof without registration under the Securities Act pursuant to Rule 144 promulgated thereunder or otherwise, such holder shall not be entitled to require the Company to register such securities pursuant to the Securities Act.

          8. Transfer to Comply with the, Securities Act of 1933. In addition to the prohibitions and restrictions contained in Section 2 above, this Warrant and any Shares issued or issuable upon exercise hereof may not be offered or sold except in conformity with the Securities Act, and then only against receipt of a written agreement of such person to whom such offer or sale is made to comply with the provisions of this Section 8 with respect to any resale or other disposition of such securities; except that no such agreement shall be required from any person purchasing Shares issued or issuable upon exercise of this Warrant pursuant to a registration statement effective under the Securities Act. The Holder agrees that, prior to the disposition of any Shares purchased pursuant to the exercise hereof under circumstances that might require registration of such Shares under the Securities Act, or any similar federal or state statute then in force, the Holder shall give written notice to the Company expressing his intention as to the disposition to be made of such Shares. Promptly upon receiving such notice, the Company shall present copies thereof to its counsel. If, in the opinion of the Company's counsel, the proposed disposition does not require registration of such Shares under the Securities Act, or any similar federal or state statute then in force, the Company shall, as promptly as practicable, notify the Holder of such opinion, and the Holder shall then be entitled to dispose of such Shares, but only strictly in accordance with the terms of the notice delivered by the Holder to the Company and any qualifications or limitations contained in the opinion of the Company's counsel.

          9. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares upon the exercise of this Warrant.

          10. Reservation of Shares. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock from time to time issuable upon the exercise of this Warrant.


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          11.  Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Texas.

          12. Notice. Any notices or certificates by the Company to the Holder or by the Holder to the Company shall be deemed delivered if in writing and delivered personally or sent by registered or certified mail, return receipt requested, to such party at the address set forth on page 1 of this Warrant, or to such other address as the party may designate by notice given in accordance with this Section 12.

          13. Arbitration. Any and all disputes between the parties hereto arising under or related to this Warrant shall be settled by binding arbitration in Houston, Texas, under the Texas General Arbitration Act, and the determination in any such arbitration may be entered in any court having jurisdiction. The arbitration shall be conducted by a panel of three arbitrators, one chosen by each party and the third by the two arbitrators so chosen. If the two arbitrators cannot agree on a third, then the third shall be appointed by the Presiding Judge of the United States District Court for the Southern District of Texas--Houston Division, upon the application of either party with notice to the other.

          14. Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     IN WITNESS WHEREOF, this Warrant has been executed and delivered to be effective as of January 16, 1996.

                              UNIVERSAL SEISMIC ASSOCIATES, INC.,
                              a Delaware corporation


                              By: /s/ MICHAEL J. PAWELEK
                              -------------------------------------
                                      Michael J. Pawelek, President



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